Cordovano and Harvey, P.C.

Certified Public Accountants

201 Steele Street

Suite 300

Denver, Colorado 80206

(303) 329-0220 Phone

(303) 316-7493 Fax

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC  20549

RE:  Caddo Enterprises, Inc.

We have read Item 4. of the Caddo Enterprises, Inc. Form 8-K dated March 28, 2002 and we do not disagree with the disclosure.

/s/ Cordovano and Harvey P.C.

Cordovano and Harvey P.C.

Denver, Colorado

March 28, 2002